Exhibit 99.1
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 11/30/02
Distribution Date: 12/26/02
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Balances
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                                                      Initial     Period End
    Securitization Value                       $1,547,538,089   $545,827,008
    Reserve Account                               $81,245,750   $104,458,821
    Class A-1 Notes                              $180,000,000             $0
    Class A-2 Notes                              $600,000,000             $0
    Class A-3 Notes                              $300,000,000    $78,288,919
    Class A-4 Notes                              $389,660,000   $389,660,000
    Subordinated Note                             $30,951,089    $30,951,089
    Class B Certificates                          $46,927,000    $46,927,000

Current Collection Period
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    Beginning Securitization Value               $606,972,753
      Principal Reduction Amount                  $61,145,745
    Ending Securitization Value                  $545,827,008

    Calculation of Required 2000-A SUBI Collection Account Amount
      Collections
       Receipts of Monthly Payments               $12,691,660
       Sale Proceeds                               $9,700,541
       Termination Proceeds                       $35,814,251
       Recovery Proceeds                             $761,227
      Total Collections                           $58,967,679

      Servicer Advances                           $19,247,401
      Reimbursement of Previous                  ($12,073,891)

    Required 2000-A SUBI Collection
      Account Amount                              $66,141,189

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous
      Servicer Advance                            $26,754,008
    Current Period Monthly Payment Advance           $835,534
    Current Period Sales Proceeds Advance         $18,411,866
    Current Reimbursement of Previous
      Servicer Advance                           ($12,073,891)
    Ending Period Unreimbursed Previous
      Servicer Advances                           $33,927,518

Collection Account
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    Deposits to 2000-A SUBI Collection Account    $66,141,189
    Withdrawals from 2000-A SUBI Collection Account
       Servicing Fees                                $505,811
       Note Distribution Account Deposit           $2,937,399
       Reserve Fund Deposit -
        Subordinated Noteholder Interest             $180,548
       Certificate Distribution Account Deposit      $273,741
       Monthly Principal Distributable Amount     $61,145,745
       Reserve Fund Deposit - Excess Collections   $1,097,946
       Payments to Transferor                              $0
    Total Distributions from 2000-
      A SUBI Collection Account                   $66,141,189

Note Distribution Account
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    Amount Deposited from the Collection Account  $64,083,144
    Amount Deposited from the Reserve Account              $0
    Amount Paid to Noteholders                    $64,083,144

Certificate Distribution Account
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    Amount Deposited from the Collection Account     $273,741
    Amount Deposited from the Reserve Account              $0
    Amount Paid to Certificateholders                $273,741




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Distributions
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                                                                        Ending       Per
    Monthly Principal Distributable Amount     Current Payment          Balance      $1,000    Factor
    Class A-1 Notes                                         $0               $0      $0.00      0.00%
    Class A-2 Notes                                         $0               $0      $0.00      0.00%
    Class A-3 Notes                                $61,145,745      $78,288,919    $203.82     26.10%
    Class A-4 Notes                                         $0     $389,660,000      $0.00    100.00%
    Subordinated Note                                       $0      $30,951,089      $0.00    100.00%
    Class B Certificates                                    $0      $46,927,000      $0.00    100.00%

    Interest Distributable Amount              Current Payment       Per $1,000
    Class A-1 Notes                                         $0            $0.00
    Class A-2 Notes                                         $0            $0.00
    Class A-3 Notes                                   $771,538            $2.57
    Class A-4 Notes                                 $2,165,860            $5.56
    Subordinated Note                                 $180,548            $5.83
    Class B Certificates                              $273,741            $5.83

Carryover Shortfalls
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                                                       Prior Period        Current    Per
                                                        Carryover          Payment    $1,000
    Class A-1 Interest Carryover Shortfall                  $0                $0         $0
    Class A-2 Interest Carryover Shortfall                  $0                $0         $0
    Class A-3 Interest Carryover Shortfall                  $0                $0         $0
    Class A-4 Interest Carryover Shortfall                  $0                $0         $0
    Subordinated Note Interest Carryover Shortfall          $0                $0         $0
    Certificate Interest Carryover Shortfall                $0                $0         $0

Reserve Account
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    Beginning Period Required Amount              $104,458,821
    Beginning Period Amount                       $104,458,821
    Net Investment Earnings                           $116,290
    Current Period Deposit                          $1,278,494
    Reserve Fund Draw Amount                                $0
    Release of Excess Funds                         $1,394,784
    Ending Period Required Amount                 $104,458,821
    Ending Period Amount                          $104,458,821

Residual Value Losses
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                                                Current Period     Cumulative
    Net Sale Proceeds                              $42,932,187   $491,297,434
    Residual Values                                $45,862,358   $515,318,835
    Residual Value Losses                           $2,930,171    $24,021,400

Receivables Data
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    Beginning of Period Lease Balance             $672,094,493
    End of Period Lease Balance                   $604,564,254

    Delinquencies Aging Profile -
      End of Period Lease Balance
                                                Dollar Amount     Percentage
       Current                                   $559,514,444         92.55%
       1-29 days                                  $38,374,125          6.35%
       30-59 days                                  $5,195,608          0.86%
       60-89 days                                  $1,108,737          0.18%
       90-119 days                                   $289,217          0.05%
       120+ days                                      $82,124          0.01%
       Total                                     $604,564,254        100.00%
       Delinquent Receivables +30 days past due    $6,675,685          1.10%

    Credit Losses                               Current Period     Cumulative
       Liquidated Lease Balance                      $302,122    $15,625,808
       Liquidation Proceeds                          $224,028    $11,311,333
       Recovery Proceeds                              $44,490       $463,401
       Net Credit Losses                              $33,604     $3,851,073


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NOTE:  Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.